EXHIBIT 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made as of the date set forth below between eDiets.com, Inc., a Delaware corporation (the “Company”), and Prides Capital Fund I, L.P. (“Holder”).

RECITALS

A. The Company has sold and issued to the Holder and the Holder has purchased from the Company a senior secured promissory note in the aggregate principal amount of $2,595,000.00 and a warrant (the “Warrant”) to purchase up to 500,000 shares of the Company’s common stock (the “Warrant Shares”) in a private placement (the “Offering”).

B. The execution and delivery of this Agreement by the Company and the Holder is a condition to the completion of the Offering.

NOW, THEREFORE, the parties hereto agree as follows:

1. REGISTRATION PROCEDURES AND EXPENSES. THE COMPANY SHALL:

(a) subject to receipt of reasonably necessary information from the Holder, prepare and file with the Securities and Exchange Commission (“SEC”), within fifteen (15) business days after the closing price of the Company’s common stock (the “Common Stock”) for five (5) consecutive trading days is at least $5.00 per share, as reported by the domestic stock exchange or over-the-counter market on which the shares of Common Stock are listed (the “Filing Date”), a registration statement (the “Registration Statement”) on Form S-3 (except if the Company is not then eligible to register on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) to enable the resale by the Holder from time to time of (x) the Warrant Shares issuable and (y) the shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (collectively, the “Registrable Securities”);

(b) use its best efforts, subject to receipt of necessary information from each Holder, to cause the Registration Statement to become effective as soon as practicable, but in no event later than ninety (90) days after the Filing Date (the “Required Effective Date”). If the Registration Statement (x) has not been filed by the applicable Required Effective Date, (y) has not been declared effective by the SEC on or before the Required Effective Date or (z) is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within twenty (20) business days (the “Required Cure Date”) by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective, the Company shall, on the business day immediately following the Required Filing Date, Required Effective Date or Required Cure Date, as the case may be, and each 30th day thereafter, make a payment to each Holder as partial compensation for such delay (the “Late Registration Payments”) equal to one percent (1%) of the purchase price paid for the Warrant Shares and the Warrant purchased by the Holder and not previously sold by the Holder or otherwise registered by the Company pursuant to Section 1(a) or Section 6 until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate twelve percent (12%) of such purchase price. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Holder by wire transfer or check within five business days after the earlier of (i) the end of each thirty day period following the Required Effective Date, Required Filing Date or Required Cure Date, as applicable or (ii) the effective date of the Registration Statement;

(c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus (the “Prospectus”) included as part of the Registration Statement as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the date on which the Holder may sell Registrable Securities pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule (“Rule 144”) or (ii) such time as all Registrable Securities purchased by such Holder in the Offering have been sold pursuant to a registration statement or Rule 144 (the “Effectiveness Period”), and to notify each Holder promptly upon each Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

(d) furnish to any Holder such number of copies of the Registration Statements and the Prospectuses (including supplemental prospectuses) as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holder;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Holder; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 1 and the registration of the Registrable Securities pursuant to the Registration Statements;

(g) advise the Holder, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of each Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(h) with a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell Registrable Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Holder’s Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Holder’s Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Securities Exchange Act of 1934, as amended (“Exchange Act”); and (iii) furnish to each Holder, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

The Company understands that the Holder disclaims being an underwriter, but acknowledges that a determination by the SEC that the Holder is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

2. TRANSFER OF REGISTRABLE SECURITIES AFTER REGISTRATION; SUSPENSION.

(a) The Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), other than in transactions exempt from the registration requirements of the Securities Act or as contemplated in any Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in any Registration Statement regarding the Holder or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Holder copies of any documents filed pursuant to Section 2(b)(i); and (iii) upon request, inform each Holder who so requests that the Company has complied with its obligations in Section 2(b)(i) (or that, if the Company has filed a post-effective amendment to any Registration Statement which has not yet been declared effective, the Company will notify the Holder to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Holder pursuant to Section 2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of any Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in any Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Holder (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Holder will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Holder is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Holder. In addition to and without limiting any other remedies

(including, without limitation, at law or at equity) available to the Holder, the Holder shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 2(c). The Holder covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice provided in accordance with this paragraph (c) in accordance with and subject to Section 7.6 of Annex I to the Securities Purchase Agreement.

(d) Notwithstanding the foregoing paragraphs of this Section 2, the Company shall use its commercially reasonable efforts to ensure that (i) any Suspension shall not exceed thirty (30) days individually and Suspensions shall not exceed ninety (90) days in the aggregate, during any twelve month period and (iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension, the Company shall pay to the Holder, on the thirtieth (30th) day following the first day of such Suspension (or the first day of such part), and on each thirtieth (30th) day thereafter, an amount equal to 1% of the purchase price paid for the Registrable Securities purchased by the Holder and not previously sold by the Holder (prorated in each such case for partial thirty day periods); provided, however, that in no event shall the payments made pursuant to this paragraph (d), if any, exceed in the aggregate 5% of such purchase price.

(e) If a Suspension is not then in effect, the Holder may sell Registrable Securities under each Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Holder and to any other parties requiring such Prospectuses.

(f) In the event of a sale of Registrable Securities by the Holder, unless such requirement is waived by the Company in writing, the Holder must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A (“Certificate of Subsequent Sale”), so that the Registrable Securities may be properly transferred.

(g) The Company agrees that it shall, immediately prior to each Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Registrable Securities, certificates representing such Registrable Securities without restrictive legend, provided the Registrable Securities are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Holder, that no further opinion of counsel is required at the time of transfer in order to issue such Registrable Securities without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Registrable Securities from the Holder, if (a) the sale of such Registrable Securities is registered under the applicable Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Holder has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the Holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Registrable Securities may be made without registration under the Securities Act; or (c) such Registrable Securities are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the request of the Holder, remove the restrictive legend from any Registrable Securities held by the Holder following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

3. INDEMNIFICATION. FOR THE PURPOSE OF THIS SECTION 3:

(a) the term “Selling Shareholder” shall mean the Holder and each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b) the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the applicable Registration Statement (or deemed to be a part thereof) referred to in Section 1; and

(c) the term “untrue statement” shall mean any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the applicable Registration Statement a material fact required to be stated therein or necessary to make the statements therein, not misleading.

(d) (i) The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in any Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in any Registration Statement, and the Company will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the applicable Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements in Section 2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

(ii) The Holder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs any Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 2 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in preparation of the Registration Statement, and the Holder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Holder from the sale of the Registrable Securities pursuant to the applicable Registration Statement.

(iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv) If the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under paragraphs 3(d)(i) or 3(d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Holder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Holder was treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Holder shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Holder from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which the Holder has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holder’s obligations in this subsection to contribute are several in proportion to their sales of Registrable Securities to which such loss relates and not joint.

The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in each Registration Statement as required by the Securities Act and the Exchange Act.

4. TERMINATION OF CONDITIONS AND OBLIGATIONS. THE CONDITIONS PRECEDENT IMPOSED BY THIS SECTION 4 UPON THE TRANSFERABILITY OF THE REGISTRABLE SECURITIES SHALL CEASE AND TERMINATE AS TO ANY PARTICULAR NUMBER OF THE REGISTRABLE SECURITIES WHEN SUCH REGISTRABLE SECURITIES SHALL HAVE BEEN EFFECTIVELY REGISTERED UNDER THE SECURITIES ACT AND SOLD OR OTHERWISE DISPOSED OF IN ACCORDANCE WITH THE INTENDED METHOD OF DISPOSITION SET FORTH IN THE REGISTRATION STATEMENT COVERING SUCH REGISTRABLE SECURITIES OR AT SUCH TIME AS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RENDERED TO THE EFFECT THAT SUCH CONDITIONS ARE NOT NECESSARY IN ORDER TO COMPLY WITH THE SECURITIES ACT.

5. INFORMATION AVAILABLE. SO LONG AS ANY REGISTRATION STATEMENT IS EFFECTIVE COVERING THE RESALE OF REGISTRABLE SECURITIES OWNED BY THE HOLDER, THE COMPANY WILL FURNISH (OR, TO THE EXTENT SUCH INFORMATION IS AVAILABLE ELECTRONICALLY THROUGH THE COMPANY’S FILINGS WITH THE SEC, THE COMPANY WILL MAKE AVAILABLE) TO THE HOLDER:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by an independent registered public accounting firm, and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b) upon the reasonable request of the Holder, all exhibits excluded by the parenthetical to subsection (a)(ii) of this Section 5 as filed with the SEC and all other information that is made available to shareholders; and

(c) upon the reasonable request of the Holder, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Holder, will meet with the Holder or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise reasonably cooperate with the Holder conducting an investigation for the purpose of reducing or eliminating the Holder’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Holder until and unless the Holder shall have entered into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, with the Company with respect thereto.

6. PIGGY-BACK REGISTRATIONS.

(a) If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall give prompt written notice to the Holder of Registrable Securities of its intention to do so and of such Holder’s rights under this Section 6. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder thereof, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), and (ii) if such registration involves an underwritten offering, the Holder of Registrable Securities requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 6(a) involves an underwritten public offering, the Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The Company will pay all registration expenses in connection with each registration of Registrable Securities.

(b) If a registration pursuant to this Section 6 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell and (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration pursuant to this Section 6 which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holder has requested to be included in such registration.

7. LIMITS ON ADDITIONAL ISSUANCES. EXCEPT FOR THE ISSUANCE OF STOCK OPTIONS UNDER THE COMPANY’S STOCK OPTION PLANS, THE ISSUANCE OF COMMON STOCK UNDER THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN OR UPON EXERCISE OF OUTSTANDING OPTIONS AND WARRANTS AND THE OFFERING

CONTEMPLATED HEREBY, THE COMPANY WILL NOT, FOR A PERIOD OF SIX (6) MONTHS FOLLOWING THE CLOSING OF THE OFFERING, OFFER OR SELL ANY SECURITIES OF THE COMPANY UNLESS, IN THE OPINION OF THE COMPANY’S COUNSEL, SUCH OFFER OR SALE DOES NOT JEOPARDIZE THE AVAILABILITY OF EXEMPTIONS FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS UNDER APPLICABLE SECURITIES LAWS WITH RESPECT TO THE OFFERING. THE FOREGOING SHALL NOT APPLY TO SECURITIES ISSUED IN CONNECTION WITH ANY ACQUISITION, INCLUDING BY WAY OF MERGER, OR PURCHASE OF STOCK OR ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF ANY THIRD PARTY. EXCEPT FOR THE ISSUANCE OF STOCK OPTIONS UNDER THE COMPANY’S STOCK OPTION PLANS, THE ISSUANCE OF COMMON STOCK UNDER THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN OR UPON EXERCISE OF OUTSTANDING OPTIONS AND WARRANTS, THE ISSUANCE OF COMMON STOCK PURCHASE WARRANTS, AND THE OFFERING CONTEMPLATED HEREBY, THE COMPANY HAS NOT ENGAGED IN ANY SUCH OFFERING DURING THE SIX (6) MONTHS PRIOR TO THE DATE OF THIS AGREEMENT. THE FOREGOING PROVISIONS SHALL NOT PREVENT THE COMPANY FROM FILING A “SHELF” REGISTRATION STATEMENT PURSUANT TO RULE 415 UNDER THE SECURITIES ACT, BUT THE FOREGOING PROVISIONS SHALL APPLY TO ANY SALE OF SECURITIES THEREUNDER.

8. NOTICES. ALL NOTICES, REQUESTS, CONSENTS AND OTHER COMMUNICATIONS HEREUNDER SHALL BE IN WRITING, SHALL BE DELIVERED (A) IF WITHIN THE UNITED STATES, BY FIRST-CLASS REGISTERED OR CERTIFIED AIRMAIL, OR NATIONALLY RECOGNIZED OVERNIGHT EXPRESS COURIER, POSTAGE PREPAID, OR BY FACSIMILE, OR (B) IF FROM OUTSIDE THE UNITED STATES, BY INTERNATIONAL FEDERAL EXPRESS (OR COMPARABLE SERVICE) OR FACSIMILE, AND SHALL BE DEEMED GIVEN (I) IF DELIVERED BY FIRST-CLASS REGISTERED OR CERTIFIED MAIL DOMESTIC, UPON THE BUSINESS DAY RECEIVED, (II) IF DELIVERED BY NATIONALLY RECOGNIZED OVERNIGHT CARRIER, ONE (1) BUSINESS DAY AFTER TIMELY DELIVERY TO SUCH CARRIER, (III) IF DELIVERED BY INTERNATIONAL FEDERAL EXPRESS (OR COMPARABLE SERVICE), TWO (2) BUSINESS DAYS AFTER TIMELY DELIVERY TO SUCH CARRIER, (IV) IF DELIVERED BY FACSIMILE, UPON ELECTRIC CONFIRMATION OF RECEIPT AND SHALL BE ADDRESSED AS FOLLOWS, OR TO SUCH OTHER ADDRESS OR ADDRESSES AS MAY HAVE BEEN FURNISHED IN WRITING BY A PARTY TO ANOTHER PARTY PURSUANT TO THIS PARAGRAPH:

(a)	if to the Company, to:

eDiets.com, Inc.

1000 Corporate Drive

Suite 600

For Lauderdale, FL 33334

Attn: General Counsel

Tel: (954) 703-6375

Fax: (954) 727-2601

with a copy to:

Edwards Angell Palmer & Dodge, LLP

1 N. Clematis Street

West Palm Beach, FL 33401

Attn: Leslie J. Croland

Tel: (561) 820-0212

Fax: (561) 655-8719

(b)	if to the Holder, at its address on the signature page of this Agreement.

9. AMENDMENTS; WAIVER. THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED EXCEPT PURSUANT TO AN INSTRUMENT IN WRITING SIGNED BY THE COMPANY, THE SELLING STOCKHOLDER AND THE HOLDER. ANY WAIVER OF A PROVISION OF THIS AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PARTY AGAINST WHOM ENFORCEMENT OF SUCH WAIVER IS SOUGHT.

10. SUCCESSORS AND ASSIGNS. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES AND THEIR SUCCESSORS AND PERMITTED ASSIGNS. NO PARTY MAY ASSIGN THIS AGREEMENT OR ANY RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER; PROVIDED, HOWEVER, THAT HOLDER MAY ASSIGN ALL OR ANY OF ITS RIGHTS AND OBLIGATIONS HEREUNDER TO ANY AFFILIATE OF HOLDER THAT IS CONTROLLED, DIRECTLY OR INDIRECTLY, BY PRIDES CAPITAL PARTNERS, LLC (ANY SUCH ASSIGNMENT BY THE HOLDER PURSUANT TO THE PRECEDING PROVISO SHALL NOT, HOWEVER, RELEASE OR BE DEEMED TO RELEASE THE HOLDER FROM ITS OBLIGATIONS HEREUNDER, AND THE HOLDER SHALL REMAIN LIABLE FOR ALL SUCH OBLIGATIONS).

11. HEADINGS. THE HEADINGS OF THE VARIOUS SECTIONS OF THIS AGREEMENT HAVE BEEN INSERTED FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT BE DEEMED TO BE PART OF THIS AGREEMENT.

12. ENTIRE AGREEMENT; SEVERABILITY. THIS AGREEMENT SETS FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AND CONTEMPORANEOUS AGREEMENTS, NEGOTIATIONS AND UNDERSTANDINGS BETWEEN THE PARTIES, BOTH ORAL AND WRITTEN RELATING TO THE SUBJECT MATTER HEREOF. IF ANY PROVISION CONTAINED IN THIS AGREEMENT IS DETERMINED TO BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS CONTAINED HEREIN SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED THEREBY.

13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.

14. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS, EACH OF WHICH SHALL CONSTITUTE AN ORIGINAL, BUT ALL OF WHICH, WHEN TAKEN TOGETHER, SHALL CONSTITUTE BUT ONE INSTRUMENT, AND SHALL BECOME EFFECTIVE WHEN ONE OR MORE COUNTERPARTS HAVE BEEN SIGNED BY EACH PARTY HERETO AND DELIVERED TO THE OTHER PARTIES.

Please confirm that the foregoing correctly sets forth the agreement between us by signing below.

Dated as of May 30, 2008	PRIDES CAPITAL FUND I, L.P.

	By:	Prides Capital Partners, LLC, its General Partner

	By:	/s/ Kevin A. Richardson II
	Name:	Kevin A. Richardson II
Title:

Address:
c/o Prides Capital Partners, LLC
200 High Street, Suite 700
Boston, MA 02110
Attention: Murray Indick
Telephone: (415) 946-1482 Facsimile: (415) 946-1486 Email: murray@pridescapital.com

Dated as of May 30, 2008	EDIETS.COM, INC.

	By:	/s/ James A. Epstein
	Name:	James A. Epstein
	Title:	Secretary

[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

Exhibit A

eDiets.com, Inc.

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

RE:	Sale of Securities of Common Stock of eDiets.com, Inc. (the “Company”) pursuant to the Company’s Prospectus dated , 200[-] (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,
By:
Print Name:
Title: